Accrued Expenses and Other Current Liabilities - Summary of Accrued Expenses and Other Current Liabilities (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Employee compensation	$ 480	$ 931	$ 1,006
Professional fees	88	485	322
Total	4,412	3,460	3,130
IKENA ONCOLOGY INC
Employee compensation	483	1,730	3,311
Research and development expenses	1,108	1,935	3,964
Professional fees	1,348	2,409	1,221
Other	39	23	85
Total	$ 2,978	$ 6,097	$ 8,581